EXHIBIT 21
SUBSIDIARIES
Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

Place of
Name	Incorporation
A. GENERAL CORPORATE ADMINISTRATION
BZ Holdings Inc.	Delaware, U.S.
CBE Services, Inc.	Delaware, U.S.
CI Finance, Inc.	Delaware, U.S.
Cooper (China) Co., Ltd.	China
Cooper Bermuda Investments Ltd.	Bermuda
Cooper Bussmann Finance, Inc.	Delaware, U.S.
Cooper Finance (Bermuda) Ltd.	Bermuda
Cooper Finance (Canada) L.P.	Alberta
Cooper Finance Group, Ltd.	Bermuda
Cooper Finance Group, S a.r.l.	Luxembourg
Cooper Finance USA, Inc.	Delaware, U.S.
Cooper Global LLC	Delaware, U.S.
Cooper Holdings Ltd.	Bermuda
Cooper Holdings (Gibraltar) Limited	Gibraltar
Cooper Hungary Group Financing Limited Liability Company	Hungary
Cooper India Private Limited	India
Cooper Industries (Gibraltar) Limited	Gibraltar
Cooper Industries Finanzierungs-GbR	Germany
Cooper Industries Foundation	Ohio, U.S.
Cooper Industries FZE	Sharjah, UAE
Cooper Industries International, LLC	Delaware, U.S.
Cooper Industries Vietnam, LLC	Delaware, U.S.
Cooper International Finance, Inc.	Delaware, U.S.
Cooper Investment Group Ltd.	Bermuda
Cooper Investments Partners GmbH Co., KG	Germany
Cooper Investments Verwaltungsgesellschaft mbH	Germany
Cooper Luxembourg Finance S à.r.l.	Luxembourg
Cooper Offshore Holdings Ltd.	Bermuda
Cooper Pensions Limited	United Kingdom
Cooper Power Systems Finance, Inc.	Delaware, U.S.
Cooper Power Tools Finance, Inc.	Delaware, U.S.
Cooper Securities, Inc.	Texas, U.S.
Cooper US, Inc.	Delaware, U.S
Transmould Limited	Ireland

Place of
Name	Incorporation
B. ELECTRICAL PRODUCTS
Arrow-Hart, S.A. de C.V.	Mexico
Broomco (1644) Limited	United Kingdom
Bussmann do Brasil Ltda.	Brazil
Bussmann International, Inc.	Delaware, U.S.
Bussmann, S. de R.L. de C.V.	Mexico
Cannon Technologies, Inc.	Minnesota, U.S.
CEAG Notlichtsysteme GmbH	Germany
Componentes de Iluminacion, S. de R.L. de C.V.	Mexico
Cooper (UK) Group Limited	United Kingdom
Cooper B-Line Limited	United Kingdom
Cooper B-Line, Inc.	Delaware, U.S.
Cooper Business Enterprise (Shanghai) Co., Ltd.	China
Cooper Bussmann Hungaria Kft.	Hungary
Cooper Bussmann (U.K.) Limited	United Kingdom
Cooper Bussmann India Private Limited	India
Cooper Bussmann, LLC	Delaware, U.S.
Cooper Capri S.A.S.	France
Cooper Controls (U.K.) Limited	United Kingdom
Cooper Controls Limited	United Kingdom
Cooper Crouse-Hinds (LLC)	Dubai, UAE
(49% owned by Cooper Industries International, LLC)
Cooper Crouse-Hinds (UK) Ltd.	United Kingdom
Cooper Crouse-Hinds AS	Norway
Cooper Crouse-Hinds B.V.	Netherlands
Cooper Crouse-Hinds GmbH	Germany
Cooper Crouse-Hinds Korea Ltd.	Korea
Cooper Crouse-Hinds MTL, Inc.	Delaware, U.S.
Cooper Crouse-Hinds Pte. Ltd.	Singapore
Cooper Crouse-Hinds, LLC	Delaware, U.S.
Cooper Crouse-Hinds, S.A.	Spain
Cooper Crouse-Hinds, S.A. de C.V.	Mexico
Cooper Csa Srl	Italy
Cooper Electric (Shanghai) Co., Ltd.	China
Cooper Electrical Australia Pty. Limited	Australia
Cooper Electrical International, LLC	Delaware, U.S.
Cooper Electronic Technologies (Shanghai) Co., Ltd.	China
Cooper Enterprises LLC	Delaware, U.S.
Cooper Fulleon Limited	United Kingdom
Cooper Industries Colombia S.A.S.	Colombia
Cooper Industries (Electrical) Inc.	Ontario, Canada
Cooper Industries Healthcare Solutions FZ-LLC	Dubai, UAE
Cooper Industries Holdings GmbH	Germany
Cooper Industries Mexico, S. de R.L. de C.V.	Mexico
Cooper Industries Middle East, LLC	Delaware, U.S.
Cooper Industries Poland, LLC	Delaware, U.S.
Cooper Industries Romania SRL	Romania
Cooper Industries Russia LLC	Russia

Place of
Name	Incorporation
B. ELECTRICAL PRODUCTS (cont’d)
Cooper Industries South Africa, LLC	Delaware, U.S.
Cooper Industries (U.K.) Limited	United Kingdom
Cooper Lighting and Safety Limited	United Kingdom
Cooper Lighting de Mexico, S. de R.L. de C.V.	Mexico
Cooper Lighting, LLC	Delaware, U.S.
Cooper MEDC Limited	United Kingdom
Cooper Menvier France SARL	France
Cooper Mexico Distribucion, S. de R.L. de C.V.	Mexico
Cooper Nature (Ningbo) Electric Co., Ltd.	China
(60% owned by Cooper (China) Co. Ltd.)
Cooper Notification, Inc.	Delaware, U.S.
Cooper Power Systems do Brasil Ltda.	Brazil
Cooper Power Systems Transportation Company	Wisconsin
Cooper Power Systems, LLC	Delaware, U.S.
Cooper Pretronica Lda.	Portugal
Cooper Safety B.V.	Netherlands
Cooper Safety Limited	United Kingdom
Cooper Securite S.A.S.	France
Cooper Security Limited	United Kingdom
Cooper Shanghai Power Capacitor Co., Ltd.	China
(65% owned by Cooper (China) Co., Ltd.)
Cooper Technologies Company	Delaware, U.S.
Cooper Univel S.A.	Delaware, U.S.
Cooper Wheelock, Inc.	New Jersey, U.S.
Cooper Wiring Devices de Mexico, S.A. de C.V.	Mexico
Cooper Wiring Devices Manufacturing, S. de R.L. de C.V.	Mexico
Cooper Wiring Devices, Inc.	New York, U.S.
Cooper Xi’an Fusegear Co., Ltd.	China
Crompton Lighting Holdings Limited	United Kingdom
Crompton Lighting International Limited	United Kingdom
Crompton Lighting Investments Limited	United Kingdom
Cyme International T & D Inc.	Quebec, Canada
Digital Lighting Co., Limited	Hong Kong
Digital Lighting Holdings Limited	British Virgin Islands
Dongguan Cooper Electronics Co. Ltd.	China
Dongguan Wiring Devices Electronics Co., Ltd.	China
Electromanufacturas, S.A. de C.V.	Mexico
Elpro International Pty Ltd.	Australia
Elpro Technologies LLC	California, U.S.
Elpro Technologies Pty. Limited	Australia
G&H Technology, Inc.	Delaware, U.S.
GeCma Components Electronic GmbH	Germany
GeCma International Limited	United Kingdom
HITech Instruments Limited	United Kingdom
Iluminacion Cooper de las Californias, S. de R.L. de C.V.	Mexico

Place of
Name	Incorporation
B. ELECTRICAL PRODUCTS (cont’d)
Illumination Management Solutions, Inc.	California, U.S.
Industrias Royer, S.A. de C.V.	Mexico
McGraw-Edison Development Corporation	Delaware, U.S.
Measurement Technology Limited	United Kingdom
Menvier Overseas Holdings Limited	United Kingdom
MTL Instruments (Shanghai) Co. Ltd	China
MTL Instruments BV	Netherlands
MTL Instruments GmbH	Germany
MTL Instruments Inc.	Delaware, U.S.
MTL Instruments K.K.	Japan
MTL Instruments Private Limited India	India
MTL Instruments Pty Limited	Australia
MTL Instruments SARL	France
MTL Italia Srl	Italy
MTL Partners Inc.	Delaware, U.S.
MTL Partners II, Inc.	Delaware, U.S.
Norex AS (50% owned by Cooper Crouse-Hinds AS)	Norway
Ocean Technical Systems Limited	United Kingdom
PCV Incorporated	Delaware, U.S.
Ping Ding Shan Edison Power Systems Company Limited	China
RL Manufacturing SDN BHD	Malaysia
Rongwen Lighting (Don Guan) Co., Ltd.	China
RTE Far East Corporation	Taiwan
RTK Instruments Limited	United Kingdom
RTK Instruments LLC	New Jersey, U.S.
Silver Light International Limited	British Virgin Islands
Silver Victory Hong Kong Limited	Hong Kong
Sirius Industries, Inc.	Delaware, U.S.
Standard Automation and Control LP	Delaware, U.S.
Sure Power, Inc.	Oregon, U.S.
The MTL Instruments Group Limited	United Kingdom
Thomas A. Edison Research & Development Center (Shanghai) Co, Ltd.	China
Viking Electronics, Inc.	Delaware, U.S.
WPI-Boston Division, Inc.	Massachusetts, U.S.

Place of
Name	Incorporation
C. TOOLS & HARDWARE
Airetool and Yost Superior Realty, Inc.	Ohio, U.S.
(50% owned by Cooper Tools, Inc.)
Collins Associates Ltd.	British Virgin Islands
Cooper (Great Britain) Ltd.	United Kingdom
Cooper Brands, Inc.	Delaware, U.S.
Cooper Industries (Canada) Company	Nova Scotia, Canada
Cooper Industries (Canada) Inc.	Ontario, Canada
Cooper Industries Australia Pty Limited	Australia
Cooper Industries France SARL	France
Cooper Industries GmbH	Germany
Cooper Industries, LLC	Delaware, U.S.
Cooper Italia S.r.l.	Italy
Cooper Power Tools GmbH & Co. OHG	Germany
Cooper Power Tools GmbH Beteiligungen	Germany
Cooper Power Tools S.A.S.	France
Cooper Tools B.V.	Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.	Mexico
Cooper Tools GmbH	Germany
Cooper Tools Hungaria Kft.	Hungary
Cooper Tools Industrial Ltda.	Brazil
Cooper Tools International, LLC	Delaware, U.S.
Cooper Tools Investments Partners GmbH & Co., KG	Germany
Cooper Tools Manufacturing, S. de R.L. de C.V.	Mexico
Cooper Tools Pty. Limited	Australia
Cooper Tools S.A.S.	France
Cooper Tools, Inc.	Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs GmbH	Germany
Empresa Andina de Herramientas S.A.	Colombia
Erem S.A.	Switzerland
Filtronic AB	Sweden
Metronix Messgerate und Elektronik GmbH	Germany
Societe Civile Immobiliere PRECA	France
Societe Civile Immobiliere R.M.	France
The Cooper Group, Inc.	Delaware, U.S.